UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2022

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1200, Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 14, 2022, Ashford Hospitality Trust, Inc. (the “Company”), through its subsidiaries, Ashford OP General Partner LLC and Ashford OP Limited Partner LLC, executed Amendment No. 11 to the Seventh Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement Amendment”) of Ashford Hospitality Limited Partnership (the “Operating Partnership”), in connection with the Company’s public offering of its Series J Redeemable Preferred Stock, par value $0.01 per share (the “Series J Preferred Stock”), and Series K Redeemable Preferred Stock, par value $0.01 per share (the “Series K Preferred Stock,” and together with the Series J Preferred Stock, the “Preferred Stock”). The Partnership Agreement Amendment amended the terms of the Operating Partnership’s Series J Redeemable Preferred Units and Series K Redeemable Preferred Units to conform to the terms of the Series J Preferred Stock and Series K Preferred Stock, respectively, as set forth in the new Articles Supplementary (as defined below).

The description of the Partnership Agreement Amendment in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Partnership Agreement Amendment, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On September 14, 2022, the Company filed with the State Department of Assessments and Taxation of the State of Maryland (“SDAT”) articles supplementary to the Company’s Articles of Amendment and Restatement that provided for (i) reclassifying the existing aggregate of 28,000,000 shares of the Series J Preferred Stock or the Series K Preferred Stock as unissued shares of preferred stock; and (ii) reclassifying and designating an aggregate of 28,000,000 shares of the Company’s unissued and undesignated shares of preferred stock and provided for their issuance either as shares of the Series J Preferred Stock (the “Series J Articles Supplementary”) or the Series K Preferred Stock (the “Series K Articles Supplementary,” and together with the Series J Articles Supplementary, the “Articles Supplementary”). These new Articles Supplementary were filed to remove (i) references to our option to list the Preferred Stock in the redemption provisions and (ii) and the provisions regarding certain change of control conversion rights (which were only triggered upon a listing of the Preferred Stock).

All other terms of the Series J Preferred Stock and the Series K Preferred Stock (including, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption) are as previously disclosed and remain unchanged by the filing of the new Articles Supplementary.

The description of the Preferred Stock in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles Supplementary, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 14, 2022, the Company filed the Series J Articles Supplementary with the SDAT amending the terms of the Series J Preferred Stock. The Series J Articles Supplementary were effective upon filing. The information about the Series J Articles Supplementary under Item 3.03 of this report, including the summary description of the amended rights, preferences and privileges of the Series J Preferred Stock, is incorporated herein by reference.

On September 14, 2022, the Company filed the Series K Articles Supplementary with the SDAT amending the terms of the Series K Preferred Stock. The Series K Articles Supplementary were effective upon filing. The information about the Series K Articles Supplementary under Item 3.03 of this report, including the summary description of the amended rights, preferences and privileges of the Series K Preferred Stock, is incorporated herein by reference.

The descriptions of the Articles Supplementary in this report do not purport to be complete and are qualified in their entirety by reference to the full text of the Series J Articles Supplementary and the Series K Articles Supplementary, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated by reference herein.

ITEM 8.01.	OTHER EVENTS.

The Company filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement no. 1, dated September 14, 2022, to the registration statement on Form S-3 (File No. 333-263323), including a prospectus, dated May 4, 2022 (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended, relating to the offering and sale of the Preferred Stock. The Registration Statement was declared effective by the SEC on May 4, 2022. This report does not constitute an offer to sell the Preferred Stock and is not soliciting an offer to buy the Preferred Stock in any state or jurisdiction in which such an offer or solicitation would be unlawful.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibit

Exhibit No.	Description
3.1	Articles Supplementary establishing the Series J Preferred Stock, accepted for record and certified by the SDAT on September 14, 2022.
3.2	Articles Supplementary establishing the Series K Preferred Stock, accepted for record and certified by the SDAT on September 14, 2022.
10.1	Amendment No. 11 to the Seventh Amended and Restated Agreement of Limited Partnership of Ashford Hospitality Limited Partnership, dated as of September 14, 2022.
101	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2022	ASHFORD HOSPITALITY TRUST, INC.

	By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary